UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 03, 2005 (Date of earliest event reported)
Prospect Energy Corporation (Exact name of registrant as specified in its charter)
MD (State or other jurisdiction of incorporation)	333-114552 (Commission File Number)	43-2048643 (IRS Employer Indentification Number)
	10 East 40th Street, Suite 4400, New York, New York 10016 (Address of principal executive offices)	10016 (Zip Code)
Registrant's telephone number, including area code: 212 448-0702

Item 8.01. Other Events

On February 3, 2005, Prospect Energy Corporation ("Prospect") provided financing to Natural Gas Systems, Inc. as described in its press release attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Prospect Energy Corporation dated February 03, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 03, 2005	PROSPECT ENERGY CORPORATION By: /s/ John F. Barry III John F. Barry III Chief Executive Officer